UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earlier event reported): April 4, 2006

RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1331 17th Street, Suite 720 Denver, Colorado		80202-1557
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (303) 298-8008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

              In response to an inquiry from an institutional shareholder advisory service, Rentech, Inc. (“Rentech”) has been requested to provide the following supplemental information:

              1.     One of the members of Rentech’s board of directors, Michael F. Ray, is the founder and has served as President of ThioSolv, LLC (“ThioSolv”).  Rentech previously was a party to a consulting agreement with ThioSolv pursuant to which ThioSolv provided Rentech with certain technical services.  The consulting agreement terminated in October 2005. Rentech does not intend to enter into a new consulting agreement with ThioSolv nor does it intend to renew the prior agreement.

              2.     In the section captioned “Equity Compensation Information” in Part II, Item 5 of our annual report on form 10-K for the fiscal year ended September 30, 2005 (as amended by Amendment No. 1 on Form 10-K/A filed on January 31, 2006) (the “Form 10-K”), Rentech reported that as of September 30, 2005 the number of shares of its common stock to be issued upon exercise of outstanding stock options and stock purchase warrants not approved by security holders (the “Plan Shares”) was 13,525,952.  However, in the section captioned, “Election of Directors (Proxy Item 1)-Executive Compensation,” of Rentech’s definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2006, Rentech reported that as of September 30, 2005 there were 3,435,181 Plan Shares.  The reason for the reduction in the number of Plan Shares reported in the definitive proxy statement, as compared to the Form 10-K, is that Rentech excluded shares underlying stock options and warrants which were not granted or issued pursuant to equity compensation plans (as defined in the instructions to Item 201(d) to Regulation S-K under the Securities Act of 1933, as amended).  The 10,090,771 shares of common stock reported as Plan Shares in the Form 10-K (but not in the definitive proxy statement) were attributable to warrants issued by Rentech to investors, placement agents and Royster-Clark, Inc.  The following table provides a reconciliation of the number of Plan Shares reported in the Form 10-K and in the definitive proxy statement:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights

Plan Shares reported in Form 10-K	13,525,952
minus shares underlying warrants issued to investors, placement agents and Royster-Clark, Inc.	(10,090,771)

Plan Shares reported in definitive proxy statement	3,435,181

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: April 4, 2006	By:	/s/ Amanda M. Darby

Amanda M. Darby
Secretary and General Counsel